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This is a form of a material change report required under Section 85(1) of the
Securities Act and Section 151 of the Securities Rules.


                                     FORM 27

                                 SECURITIES ACT


              MATERIAL CHANGE REPORT UNDER SECTION 85(1) OF THE ACT


NOTE: This form is intended as a guideline. A letter or other document may be used if the substantive requirements of this form are complied with.

NOTE: Every report required to be filed under Section 85(1) of the Act shall be sent to the Commission in an envelope addressed to the Commission and marked "Continuous Disclosure".

NOTE: WHERE THIS REPORT IS FILED ON A CONFIDENTIAL BASIS PUT AT THE BEGINNING OF THE REPORT IN BLOCK CAPITALS "CONFIDENTIAL - SECTION 85", AND EVERYTHING THAT IS REQUIRED TO BE FILED SHALL BE PLACED IN AN ENVELOPE ADDRESSED TO THE SECRETARY OF THE COMMISSION MARKED "CONFIDENTIAL".

Item 1.  Reporting Issuer

         WSI Interactive Corp.

Item 2.  Date of Material Change

         April 6, 2000

Item 3.  Press Release

         The press release was issued on April 6, 2000 and disseminated through Canada News Wire and BC Emergis and Canadian Corporate News.

Item 4.  Summary of Material Change

         WSi Interactive is pleased to announce that it is working with IBM Canada Ltd. to create a dynamic Internet business incubation partnership in North America

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Item 5.  Full Description of Material Change

         WSi Interactive is pleased to announce that it is working with IBM Canada Ltd. to create a dynamic Internet business incubation partnership in North America. The alliance with IBM will allow WSi to take on business projects of virtually unlimited scope and significantly enhance its ability to accelerate the early stage development of these businesses using cutting edge solutions.

         WSi and IBM will work together to review selected business plans, provide for the injection of requisite capital funding, provide management and technology assistance, deploy the projects, as well as, assist with product and services sales and support. The goal is to allow Internet companies to concentrate on building their businesses, with the strong support of WSi and IBM.

         IBM will submit business plans to WSi's incubation program and provide hardware, software and services to selected start up projects. WSi will be given access to IBM's Industry Solutions Lab, be registered in IBM's Service Provider Business Partner Program, and become an official IBM reseller.

         "WSi's focus on start-up companies was a great fit for IBM," said Stephane Boisvert, business unit executive of IBM Canada's Net Generation organization. "Their 'one-stop shop' strategy for e-commerce and e-advertising for this market segment complements our own "one-stop" approach to providing Internet start-ups with a complete technology infrastructure, including hardware, software and services. Speed to market is critical in this segment, and so the more complete the solution, the better."

         "It goes without saying, that we are immensely proud that the success of our hard work, creativity and diligence has been recognized by the leader in the information technology industry" states Theo Sanidas, CEO of WSi. "We are tremendously excited about the magnitude of this working relationship, as this alliance allows us to rapidly and effectively execute business plans."

Item 6.  Reliance on Section 85(2) of the Act

         Nothing in this form is required to be maintained on a confidential basis.

Item 7.  Omitted Information

         Not applicable.

Item 8.  Senior Officer

         James L. Harris, Secretary

         Telephone No. (604) 609-3068

Item 9.  Statement of Senior Officer


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         The foregoing accurately discloses the material change referred to herein.


Dated this 6th day of April, 2000 at Vancouver, BC

                                               WSI Interactive Corp.


                                               By: /s/  James L. Harris
                                                   -----------------------------
                                                   James L. Harris

                                               Secretary
                                               ---------------------------------
                                               (Official Capacity)


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